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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

Glaukos Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante San Clemente, California	92672

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	GKOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On September 14, 2021, Glaukos Corporation (the “Company” or “Glaukos”) entered into a Settlement Agreement (the “Settlement Agreement”) with Ivantis, Inc. (“Ivantis”), pursuant to which the Company and Ivantis agreed to terminate the patent infringement lawsuit the Company had filed against Ivantis on April 14, 2018 in the U.S. District Court for the Central District of California, Southern Division (the “Lawsuit”). The Lawsuit was previously disclosed by the Company in a Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 16, 2018. In the Lawsuit, the Company alleged that Ivantis’ Hydrus® Microstent device infringes the Company’s U.S. Patent Nos. 6,626,858 and 9,827,143.

Pursuant to the terms of the Settlement Agreement, Ivantis will pay Glaukos a cash payment of $60 million, $30 million of which would be paid on or before December 31, 2021, and $30 million of which would be paid by December 31, 2022. Additionally, Ivantis will make quarterly royalty payments to the Company in the amount of 10% of Ivantis’ Hydrus Microstent U.S. sales and any international sales supplied out of the U.S. through April 26, 2025, subject to a per-unit minimum payment. Glaukos and Ivantis will also submit a joint request to stay the pending litigation, and, upon Glaukos’ receipt of the first upfront payment, will file a stipulation dismissing with prejudice all of their claims against each other in the Lawsuit, which was scheduled for trial beginning on or around September 28, 2021. The parties also have agreed to mutual licenses and covenants not to sue the other party for patent infringement relating to Ivantis’ Hydrus Microstent or Glaukos’ micro-stent devices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION (Registrant)

By:	/s/ Joseph E. Gilliam
Name: Joseph E. Gilliam
Title: Chief Financial Officer and Senior Vice President, Corporate Development

Date: September 15, 2021